EXECUTION COPY
ASSUMPTION AND ACCEPTANCE
Dated January 8, 2008
     Reference is made to that certain Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), among CMS Energy Corporation (the “Borrower”), the Lenders named therein and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent.
     Pursuant to Section 2.03(d) of the Credit Agreement, the Borrower has requested an increase in the Commitments from $300,000,000 to $550,000,000. Such increase in the Commitments is to become effective on the date (the “Effective Date”) which is the later of (i) January 8, 2008 and (ii) the date on which the conditions precedent set forth in Section 2.03(d) in respect of such increase have been satisfied. In connection with such requested increase in the Commitments, the Borrower, the Administrative Agent, the Lenders signatory hereto as “Added Lenders” (the “Added Lenders”) and the Lenders signatory hereto as “Increasing Lenders” (the “Increasing Lenders”) hereby agree as follows:
     1. Effective as of the Effective Date, each Added Lender shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in a Dollar Amount equal to the amount set forth opposite such Added Lender’s name on Exhibit A attached hereto, and the Commitment of each Increasing Lender under the Credit Agreement shall be increased to the Dollar Amount set forth opposite such Increasing Lender’s name on Exhibit A attached hereto.
     2. Each Added Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assumption and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its interest thereunder, shall have the obligations of a Lender thereunder, (iii) agrees that its payment instructions and notice instructions are as set forth in Schedule 1 to this Assumption and Acceptance, (iv) it is an Eligible Bank, (v) it is not relying on or looking to any margin stock (as defined in Regulation U) for repayment of the Borrowings provided for in the Credit Agreement, (vi) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption and Acceptance and to assume its interest under the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) attached as Schedule 1 to this Assumption and Acceptance is any documentation required to be delivered by the Added Lender with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Added Lender and (b) agrees (i) that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     3. The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, (a) all representations and warranties of the Borrower contained in Article VII of the Credit Agreement shall be true and correct in all material respects as though made on such date (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date and (b) no event shall have occurred and then be continuing which constitutes a Default or an Event of Default.
     4. THIS ASSUMPTION AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
     5. This Assumption and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:	/s/ Laura C. Mountcastle

Title:	Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent

By:

Title:

CITIBANK, N.A., as an Increasing Lender

By:

Title:

UNION BANK OF CALIFORNIA, N.A., as an Increasing Lender

By:

Name:
Title:

BARCLAYS BANK PLC, as an Increasing Lender

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:

Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:

Title:

CITICORP USA, INC., as Administrative Agent

By:	/s/ S.A. Sweeney

Title:	Vice President

CITIBANK, N.A., as an Increasing Lender

By:	/s/ S.A. Sweeney

Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as an Increasing Lender

By:

Name:
Title:

BARCLAYS BANK PLC, as an Increasing Lender

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:

Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:

Title:

CITICORP USA, INC., as Administrative Agent

By:

Title:

CITIBANK, N.A., as an Increasing Lender

By:

Title:

UNION BANK OF CALIFORNIA, N.A., as an Increasing Lender

By:	/s/ Bryan Read

Name: Bryan Read
Title: Vice President

BARCLAYS BANK PLC, as an Increasing Lender

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:

Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:

Title:

CITICORP USA, INC., as Administrative Agent

By:

Title:

CITIBANK, N.A., as an Increasing Lender

By:

Title:

UNION BANK OF CALIFORNIA, N.A., as an Increasing Lender

By:

Name:
Title:

BARCLAYS BANK PLC, as an Increasing Lender

By:	/s/ Nicholas Bell

Name:	Nicholas Bell
Title:	Director

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:

Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower

By:

Title:

CITICORP USA, INC., as Administrative Agent

By:

Title:

CITIBANK, N.A., as an Increasing Lender

By:

Title:

UNION BANK OF CALIFORNIA, N.A., as an Increasing Lender

By:

Name:
Title:

BARCLAYS BANK PLC, as an Increasing Lender

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:	/s/ Jay Javellana

Name: Jay Javellana
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Frederick W. Price

Name: Frederick W. Price
Title: Managing Director

MERRILL LYNCH BANK USA, as an Increasing Lender

By:

Name:
Title:

BNP PARIBAS, as an Increasing Lender

By:

Name:
Title:

By:

Name:
Title:

SUNTRUST BANK, as an Increasing Lender

By:

Name:
Title:

UBS LOAN FINANCE LLC, as an Increasing Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:

Name:
Title:

MERRILL LYNCH BANK USA, as an Increasing Lender

By:	/s/ Louis Alder

Name: Louis Alder
Title: Director

BNP PARIBAS, as an Increasing Lender

By:

Name:
Title:

By:

Name:
Title:

SUNTRUST BANK, as an Increasing Lender

By:

Name:
Title:

UBS LOAN FINANCE LLC, as an Increasing Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:

Name:
Title:

MERRILL LYNCH BANK USA, as an Increasing Lender

By:

Name:
Title:

BNP PARIBAS, as an Increasing Lender

By:	/s/ Francis J. Delaney

Name: Francis J. Delaney
Title: Managing Director

By:	/s/ Denis O’ Meara

Name: Denis O’ Meara
Title: Managing Director

SUNTRUST BANK, as an Increasing Lender

By:

Name:
Title:

UBS LOAN FINANCE LLC, as an Increasing Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:

Name:
Title:

MERRILL LYNCH BANK USA, as an Increasing Lender

By:

Name:
Title:

BNP PARIBAS, as an Increasing Lender

By:

Name:
Title:

By:

Name:
Title:

SUNTRUST BANK, as an Increasing Lender

By:	/s/ Yann Pirio

Name: Yann Pirio
Title: Director

UBS LOAN FINANCE LLC, as an Increasing Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:

Name:
Title:

MERRILL LYNCH BANK USA, as an Increasing Lender

By:

Name:
Title:

BNP PARIBAS, as an Increasing Lender

By:

Name:
Title:

By:

Name:
Title:

SUNTRUST BANK, as an Increasing Lender

By:

Name:
Title:

UBS LOAN FINANCE LLC, as an Increasing Lender

By:	/s/ David B. Julie

Name: David B. Julie
Title: Associate Director

By:	/s/ Mary E. Evans

Name: Mary E. Evans
Title: Associate Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

COMERICA BANK, as an Increasing Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

FIFTH THIRD BANK, as an Increasing Lender
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender
By:	/s/ Sherrie I. Manson
	Name:	Sherrie I. Manson
	Title:	Senior Vice President

COMERICA BANK, as an Increasing Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

FIFTH THIRD BANK, as an Increasing Lender
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

COMERICA BANK, as an Increasing Lender
By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

FIFTH THIRD BANK, as an Increasing Lender
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

COMERICA BANK, as an Increasing Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:	/s/ Gregory E. Castle
	Name:	Gregory E. Castle
	Title:	First Vice President

FIFTH THIRD BANK, as an Increasing Lender
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

COMERICA BANK, as an Increasing Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

FIFTH THIRD BANK, as an Increasing Lender
By:	/s/ Brian Jelinski
	Name:	Brian Jelinski
	Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:	/s/ Jo Ann Vasquez
Name: Jo Ann Vasquez
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as an Increasing Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

HUNTINGTON NAITONAL BANK, as an Increasing Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as an Increasing Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an Increasing Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

BAYERISCHE LANDESBANK, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

HUNTINGTON NAITONAL BANK, as an Increasing Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as an Increasing Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an Increasing Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as an Increasing Lender
By:	/s/ Nikolai von Mengden
	Name:	Nikolai von Mengden
	Title:	Senior Vice President

By:	/s/ John Gregory
	Name:	John Gregory
	Title:	First Vice President

HUNTINGTON NAITONAL BANK, as an Increasing Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as an Increasing Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an Increasing Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

HUNTINGTON NAITONAL BANK, as an Increasing Lender
By:	/s/ Patrick Barbour
	Name:	Patrick Barbour
	Title:	Vice President

SUMITOMO MITSUI BANKING CORP., as an Increasing Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an Increasing Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as an Increasing Lender
By:
Name:
Title:

By:
Name:
Title:

HUNTINGTON NAITONAL BANK, as an Increasing Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as an Increasing Lender
By:	/s/ David A. Buck
	Name:	David A. Buck
	Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND plc, as an Added Lender
By:	/s/ Emily Freedman
	Name:	Emily Freedman
	Title:	Vice President

EXHIBIT A
COMMITMENT SCHEDULE

Lender	Commitment
CITIBANK, N.A.**	$36,250,000
UNION BANK OF CALIFORNIA, N.A.**	$36,250,000
BARCLAYS BANK PLC**	$35,000,000
JPMORGAN CHASE BANK, N.A.**	$35,000,000
WACHOVIA BANK, NATIONAL ASSOCIATION**	$35,000,000
MERRILL LYNCH BANK USA**	$35,000,000
THE ROYAL BANK OF SCOTLAND plc*	$35,000,000
BNP PARIBAS**	$25,000,000
SUNTRUST BANK**	$25,000,000
UBS LOAN FINANCE LLC**	$25,000,000
DEUTSCHE BANK TRUST COMPANY AMERICAS**	$25,000,000
KEYBANK NATIONAL ASSOCIATION**	$20,000,000
COMERICA BANK**	$20,000,000
LASALLE BANK MIDWEST, N.A.**	$20,000,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$11,250,000
FIFTH THIRD BANK**	$20,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION**	$20,000,000
THE BANK OF NOVA SCOTIA**	$20,000,000
BAYERISCHE LANDESBANK**	$20,000,000
HUNTINGTON NATIONAL BANK**	$20,000,000
GOLDMAN SACHS CREDIT PARTNERS L.P.	$11,250,000
SUMITOMO MITSUI BANKING CORP.**	$20,000,000

*	Denotes Added Lender

**	Denotes Increasing Lender